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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-43764 of Cox Communications, Inc. on Form S-8 of our report dated March 28, 2001, appearing in this Annual Report on Form 11-K of Cox Communications, Inc. 2000 Employee Stock Purchase Plan for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP
--------------------------


Atlanta, Georgia
March 28, 2001







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